                        HARTFORD LIFE INSURANCE COMPANY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David G. Bedard

does hereby authorize Sarah M. Patterson or E.L. Gioia to sign as his agent on this registration statement and any and all initial filings filed on January 20, 2012, under the Securities Act of 1933 filed on Form N-4 with respect to Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David G. Bedard                                   Dated as of January 20, 2012
       ----------------------------------------------------
       David G. Bedard

                        HARTFORD LIFE INSURANCE COMPANY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                 Mark J. Niland

does hereby authorize Sarah M. Patterson or E.L. Gioia to sign as his agent on this registration statement and any and all initial filings filed on January 20, 2012, under the Securities Act of 1933 filed on Form N-4 with respect to Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Mark J. Niland                                    Dated as of January 20, 2012
       ----------------------------------------------------
       Mark J. Niland

                        HARTFORD LIFE INSURANCE COMPANY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               David N. Levenson

does hereby authorize Sarah M. Patterson or E.L. Gioia to sign as his agent on this registration statement and any and all initial filings filed on January 20, 2012, under the Securities Act of 1933 filed on Form N-4 with respect to Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David N. Levenson                                 Dated as of January 20, 2012
       ----------------------------------------------------
       David N. Levenson

                        HARTFORD LIFE INSURANCE COMPANY
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Beth A. Bombara

does hereby authorize Sarah M. Patterson or E.L. Gioia to sign as her agent on this registration statement and any and all initial filings filed on January 20, 2012, under the Securities Act of 1933 filed on Form N-4 with respect to Hartford Life Insurance Company and/or Hartford Life and Annuity Insurance Company and does hereby ratify such signature heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Beth A. Bombara                                   Dated as of January 20, 2012
       ----------------------------------------------------
       Beth A. Bombara